UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2012

NATIONAL MENTOR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-129179	31-1757086
State or Other (Jurisdiction of Incorporation)	(Commission File Number)	I.R.S. Employer (Identification No.)

313 Congress Street, 6th Floor

Boston, Massachusetts 02210

(Address of Principal Executive Offices) (Zip Code)

(617) 790-4800

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

At an investor meeting on September 27, 2012, National Mentor Holdings, Inc. (the “Company”) disclosed expectations regarding its Adjusted EBITDA trend for the fourth quarter of the fiscal year ending September 30, 2012. Management expects, based on information that is currently available, that its Adjusted EBITDA for the fiscal quarter ending September 30, 2012 will trend with its Adjusted EBITDA for the fiscal quarter ended June 30, 2012 or perhaps be slightly higher.

The Company’s financial results for the fiscal year ending September 30, 2012 are not yet available. The Company’s financial results for the fiscal year ending September 30, 2012 may vary from its expectations, and may be materially different than the financial results for the four quarters ended June 30, 2012, due to completion of closing procedures, audit adjustments and other developments that may arise between now and the time financial results for the fiscal year are finalized. Accordingly, investors should not place undue reliance on this information.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements include statements about expectations for the Company’s future financial performance. These forward-looking statements are based on current expectations, estimates and projections about the Company’s business and its industry, and are based on management’s beliefs and assumptions. Forward-looking statements are not guarantees of future performance and the Company’s actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such differences include, but are not limited to, those factors or conditions described under the captions “Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and our Quarterly Reports on Form 10-Q for the quarters ended December 31, 2011, March 31, 2012 and June 30, 2012. You are urged to consider these factors carefully in evaluating the forward-looking statements in this Current Report on Form 8-K and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. Unless otherwise required by law, the Company expressly disclaims any obligation to update publicly any forward-looking statements, whether as result of new information, future events or otherwise.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL MENTOR HOLDINGS, INC. (Registrant)

By:	/s/ Denis M. Holler
Name: Denis M. Holler Title: Chief Financial Officer and Treasurer

Date: September 28, 2012